Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2018

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations (“FFO”)	11
Funds Available for Distribution (“FAD”)	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”)	13
Net Operating Income (“NOI”)	14 - 15
Same Store Results	16 - 17
Consolidated Joint Ventures and Fund	18 - 19
Unconsolidated Joint Ventures	20 - 21
Unconsolidated Funds Summary	22
Capital Structure	23
Debt Analysis	24
Debt Maturities	25

Selected Property Data
Portfolio Summary	26
Same Store Leased Occupancy	27
Top Tenants and Industry Diversification	28
Leasing Activity	29
Lease Expirations	30 - 33
Cash Basis Capital Expenditures	34

Definitions	35 - 36

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Peter Brindley	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Vin Chao	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(212) 250-6799	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	vincent.chao@db.com	steve.sakwa@evercoreisi.com

Andrew Rosivach	Jed Reagan	Richard Anderson	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(212) 902-2796	(949) 640-8780	(212) 205-8445	(212) 761-7064
andrew.rosivach@gs.com	jreagan@greenstreetadvisors.com	richard.anderson@us.mizuho-sc.com	vikram.malhotra@morganstanley.com

Nick Yulico	Blaine Heck
UBS	Wells Fargo
(212) 713-3402	(443) 263-6529
nick.yulico@ubs.com	blaine.heck@wellsfargo.com

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE
(unaudited and in thousands, except square feet, % and per share amounts)

	Full Year 2018
	Low	High
Estimated net income attributable to common stockholders	$0.02	$0.06
Our share of depreciation and amortization	0.90	0.90

Estimated Core FFO (1)	$0.92	$0.96

Assumptions
Leasing Activity (square feet)	500,000	700,000
PGRE’s share of Same Store Leased % (2) at year end	94.0%	96.0%
Increase in PGRE’s share of Same Store Cash NOI (2)	7.0%	10.0%
Increase in PGRE’s share of Same Store NOI (2)	6.5%	9.5%
PGRE’s share of Cash NOI (2)	349,000	354,000
PGRE’s share of NOI (2)	412,000	419,000
PGRE’s share of straight-line rent and above and below-market lease revenue, net	63,000	65,000
Fee income, net of income taxes	17,000	18,000
PGRE’s share of interest and debt expense, including amortization of deferred financing costs	(130,000)	(128,000)
General and administrative expenses	(58,000)	(56,000)

(1)	The Company is reaffirming its Estimated Core FFO Guidance for the full year of 2018, which is reconciled above to estimated net income attributable to common stockholders per diluted share in accordance with GAAP. The estimated net income attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission. Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in the Company’s earnings release issued on May 2, 2018 and otherwise referenced during the Company’s conference call scheduled for May 3, 2018. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, capital markets activity or unrealized gains or losses on real estate fund investments. The estimates set forth above may be subject to fluctuations as a result of several factors, including the straight-lining of rental income and the amortization of above and below-market leases. There can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above.
(2)	See page 35 for our definition of this measure.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2018	March 31, 2017	December 31, 2017
Net income (loss) attributable to common stockholders	$1,114	$372	$(6,793)
Per share—basic and diluted	$0.00	$0.00	$(0.03)
PGRE’s share of Cash NOI (1)	$85,947	$79,117	$83,619
PGRE’s share of NOI (1)	$100,580	$98,362	$96,737

Same Store Cash NOI		% Change	Same Store NOI			% Change
Three Months Ended March 31, 2018 vs. March 31, 2017		15.2%	Three Months Ended March 31, 2018 vs. March 31, 2017			6.6%
Core FFO attributable to common stockholders (1)	$54,963	$51,505	$51,633
Per share—diluted	$0.23	$0.22	$0.22
FAD attributable to common stockholders (1)	$33,514	$30,281	$28,942
Dividends declared on common stock	$24,051	$21,981	$22,841

COMMON SHARE DATA

	Three Months Ended
Share Price:	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
High	$15.89	$16.61	$16.79	$17.25	$17.58
Low	$13.70	$15.49	$15.14	$15.32	$15.87
Closing (end of period)	$14.24	$15.85	$16.00	$16.00	$16.21
Dividends per common share	$0.100	$0.095	$0.095	$0.095	$0.095
Annualized dividends per common share	$0.400	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.8%	2.4%	2.4%	2.4%	2.3%

PORTFOLIO STATISTICS

	As of
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Leased % (1)	94.0%	93.5%	92.3%	90.9%	90.8%

Same Store Leased %		% Change
March 31, 2018 vs. December 31, 2017		0.5%

(1)	See page 35 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31, 2018	December 31, 2017
ASSETS:
Real estate, at cost
Land	$2,209,506	$2,209,506
Buildings and improvements	6,150,115	6,119,969

	8,359,621	8,329,475
Accumulated depreciation and amortization	(534,934)	(487,945)

Real estate, net	7,824,687	7,841,530
Cash and cash equivalents	212,547	219,381
Restricted cash	33,032	31,044
Investments in unconsolidated joint ventures	67,355	44,762
Investments in unconsolidated real estate funds	7,276	7,253
Preferred equity investments, net	35,870	35,817
Marketable securities	24,984	29,039
Accounts and other receivables, net	17,036	17,082
Deferred rent receivable	234,758	220,826
Deferred charges, net	106,415	98,645
Intangible assets, net	333,983	352,206
Other assets	75,925	20,076

Total Assets	$8,973,868	$8,917,661

LIABILITIES:
Notes and mortgages payable, net	$3,560,230	$3,541,300
Revolving credit facility	—	—
Due to affiliates	27,299	27,299
Accounts payable and accrued expenses	128,625	117,630
Dividends and distributions payable	26,627	25,211
Intangible liabilities, net	122,673	130,028
Other liabilities	54,344	54,109

Total Liabilities	3,919,798	3,895,577

EQUITY:
Paramount Group, Inc. equity	4,162,439	4,176,741
Noncontrolling interests in:
Consolidated joint ventures	404,137	404,997
Consolidated real estate fund	51,456	14,549
Operating Partnership	436,038	425,797

Total Equity	5,054,070	5,022,084

Total Liabilities and Equity	$8,973,868	$8,917,661

CONSOLIDATED STATEMENTS OF INCOME
(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
REVENUES:
Property rentals	$145,741	$132,235	$142,639
Straight-line rent adjustments	13,244	20,147	10,924
Amortization of above and below-market leases, net	4,420	3,008	5,359

Rental income	163,405	155,390	158,922
Tenant reimbursement income	14,246	12,852	13,657
Fee income (see details on page 10)	3,465	9,556	4,374
Other income (see details on page 10)	3,155	3,438	3,304

Total revenues	184,271	181,236	180,257
EXPENSES:
Operating	68,978	65,971	68,440
Depreciation and amortization	65,156	62,992	67,894
General and administrative (see details on page 10)	12,631	13,581	16,953
Transaction related costs	120	275	976

Total expenses	146,885	142,819	154,263
Operating income	37,386	38,417	25,994
(Loss) income from unconsolidated joint ventures	(62)	1,937	1,042
(Loss) income from unconsolidated real estate funds	(66)	288	(90)
Interest and other income, net (see details on page 10)	2,016	3,200	2,951
Interest and debt expense (see details on page 10)	(36,082)	(37,018)	(36,194)
Loss on early extinguishment of debt	—	(2,715)	—
Unrealized gain on interest rate swaps	—	1,802	—

Net income (loss) before income taxes	3,192	5,911	(6,297)
Income tax expense	(477)	(4,282)	(935)

Net income (loss)	2,715	1,629	(7,232)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(1,055)	(1,291)	(664)
Consolidated real estate fund	(430)	88	398
Operating Partnership	(116)	(54)	705

Net income (loss) attributable to common stockholders	$1,114	$372	$(6,793)

Weighted average common shares outstanding:
Basic	240,311,744	230,924,271	239,997,181

Diluted	240,338,698	230,958,441	239,997,181

Income (loss) per common share:
Basic	$0.00	$0.00	$(0.03)

Diluted	$0.00	$0.00	$(0.03)

SELECT INCOME STATEMENT DATA
(unaudited and in thousands)

	Three Months Ended
Fee Income:	March 31, 2018	March 31, 2017	December 31, 2017
Property management	$1,502	$1,610	$1,521
Asset management	1,610	2,266	1,959
Acquisition and disposition	—	5,320	725
Other	353	360	169

Total fee income	$3,465	$9,556	$4,374

	Three Months Ended
Other Income:	March 31, 2018	March 31, 2017	December 31, 2017
Lease termination income	$28	$66	$274
Other (primarily parking income and tenant requested services, including overtime heating and cooling)	3,127	3,372	3,030

Total other income	$3,155	$3,438	$3,304

	Three Months Ended
General and Administrative:	March 31, 2018	March 31, 2017	December 31, 2017
Cash general and administrative	$6,275	$8,450	$9,649
Non-cash general and administrative - stock based compensation expense	6,265	3,429	3,100
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included in “interest and other income”)	91	1,702	1,578
Severance costs	—	—	2,626

Total general and administrative	$12,631	$13,581	$16,953

	Three Months Ended
Interest and Other Income:	March 31, 2018	March 31, 2017	December 31, 2017
Preferred equity investment income (1)	$899	$1,413	$860
Interest income	1,026	85	513
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included in “general and administrative” expenses)	91	1,702	1,578

Total interest and other income, net	$2,016	$3,200	$2,951

(1)	Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $219, $344 and $210 for the three months ended March 31, 2018 and 2017, and December 31, 2017, respectively.

	Three Months Ended
Interest and Debt Expense:	March 31, 2018	March 31, 2017	December 31, 2017
Interest expense	$33,321	$34,288	$33,373
Amortization of deferred financing costs	2,761	2,730	2,821

Total interest and debt expense	$36,082	$37,018	$36,194

FFO
(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$2,715	$1,629	$(7,232)
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	67,160	64,840	69,915

FFO (1)	69,875	66,469	62,683
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(10,207)	(7,195)	(9,965)
Consolidated real estate fund	(430)	(140)	398

FFO attributable to Paramount Group Operating Partnership	59,238	59,134	53,116
Less FFO attributable to noncontrolling interests in Operating Partnership	(5,585)	(7,545)	(4,995)

FFO attributable to common stockholders (1)	$53,653	$51,589	$48,121

Per diluted share	$0.22	$0.22	$0.20

FFO	$69,875	$66,469	$62,683
Non-core items:
Our share of earnings from 712 Fifth Avenue in excess of distributions received	1,195	—	176
Realized and unrealized loss (gain) from unconsolidated real estate funds	131	(235)	99
Transaction related costs	120	275	976
Severance costs	—	—	2,626
Loss on early extinguishment of debt	—	2,715	—
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(2,386)	—

Core FFO (1)	71,321	66,838	66,560
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(10,207)	(7,661)	(9,965)
Consolidated real estate fund	(430)	(140)	398

Core FFO attributable to Paramount Group Operating Partnership	60,684	59,037	56,993
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(5,721)	(7,532)	(5,360)

Core FFO attributable to common stockholders (1)	$54,963	$51,505	$51,633

Per diluted share	$0.23	$0.22	$0.22

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	240,311,744	230,924,271	239,997,181
Effect of dilutive securities	26,954	34,170	37,360

Denominator for FFO and Core FFO per diluted share	240,338,698	230,958,441	240,034,541

(1)	See page 35 for our definition of this measure.

FAD
(unaudited and in thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
Reconciliation of Core FFO to FAD:
Core FFO	$71,321	$66,838	$66,560
Add (subtract) adjustments to arrive at FAD:
Amortization of stock-based compensation expense	6,265	3,429	3,100
Amortization of deferred financing costs (including our share of unconsolidated joint ventures)	2,835	2,798	2,895
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(4,257)	(2,881)	(5,196)
Expenditures to maintain assets	(3,702)	(5,555)	(8,623)
Second generation tenant improvements and leasing commissions	(14,983)	(7,408)	(10,744)
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(13,197)	(20,511)	(10,765)

FAD (1)	44,282	36,710	37,227
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(6,850)	(1,860)	(5,687)
Consolidated real estate fund	(430)	(140)	407

FAD attributable to Paramount Group Operating Partnership	37,002	34,710	31,947
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,488)	(4,429)	(3,005)

FAD attributable to common stockholders (1) (2)	$33,514	$30,281	$28,942

(1)	See page 35 for our definition of this measure.
(2)	FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre
(unaudited and in thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$2,715	$1,629	$(7,232)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share of unconsolidated joint ventures)	67,160	64,840	69,915
Interest and debt expense (including our share of unconsolidated joint ventures)	37,744	38,653	37,869
Income tax expense (including our share of unconsolidated joint ventures)	478	4,282	935

EBITDAre (1)	108,097	109,404	101,487
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(16,786)	(12,645)	(16,684)
Consolidated real estate fund	(432)	(141)	398

PGRE’s share of EBITDAre (1)	$90,879	$96,618	$85,201

EBITDAre	$108,097	$109,404	$101,487
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of earnings from 712 Fifth Avenue in excess of distributions received	1,195	—	176
EBITDAre from real estate funds	(414)	(450)	554
Transaction related costs	120	275	976
Severance costs	—	—	2,626
Loss on early extinguishment of debt	—	2,715	—
Unrealized gain on interest rate swaps (including our share of unconsolidated joint ventures)	—	(2,386)	—

Adjusted EBITDAre (1)	108,998	109,558	105,819
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(16,786)	(13,111)	(16,685)

PGRE’s share of Adjusted EBITDAre (1)	$92,212	$96,447	$89,134

(1)	See page 35 for our definition of this measure.

NOI
(unaudited and in thousands)

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$2,715	$1,629	$(7,232)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	65,156	62,992	67,894
General and administrative	12,631	13,581	16,953
Interest and debt expense	36,082	37,018	36,194
Loss on early extinguishment of debt	—	2,715	—
Transaction related costs	120	275	976
Income tax expense	477	4,282	935
NOI from unconsolidated joint ventures	4,740	4,823	4,869
Loss (income) from unconsolidated joint ventures	62	(1,937)	(1,042)
Loss (income) from unconsolidated real estate funds	66	(288)	90
Fee income	(3,465)	(9,556)	(4,374)
Interest and other income, net	(2,016)	(3,200)	(2,951)
Unrealized gain on interest rate swaps	—	(1,802)	—

NOI (1)	116,568	110,532	112,312
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,014)	(12,029)	(15,928)
Consolidated real estate fund	26	(141)	353

PGRE’s share of NOI (1)	$100,580	$98,362	$96,737

NOI (1)	$116,568	$110,532	$112,312
Less:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(13,197)	(20,511)	(10,765)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(4,257)	(2,881)	(5,196)

Cash NOI (1)	99,114	87,140	96,351
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,193)	(7,882)	(13,085)
Consolidated real estate fund	26	(141)	353

PGRE’s share of Cash NOI (1)	$85,947	$79,117	$83,619

(1)	See page 35 for our definition of this measure.

NOI
(unaudited and in thousands)

	Three Months Ended March 31, 2018
	Total	New York	Washington, D.C.	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$2,715	$5,479	$4,092	$4,909	$(11,765)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	65,156	38,186	5,512	20,863	595
General and administrative	12,631	—	—	—	12,631
Interest and debt expense	36,082	22,746	—	12,167	1,169
Transaction related costs	120	—	—	—	120
Income tax expense	477	—	—	3	474
NOI from unconsolidated joint ventures	4,740	4,665	—	—	75
Loss (income) from unconsolidated joint ventures	62	73	—	—	(11)
Loss from unconsolidated real estate funds	66	—	—	—	66
Fee income	(3,465)	—	—	—	(3,465)
Interest and other income, net	(2,016)	—	—	(159)	(1,857)

NOI (1)	116,568	71,149	9,604	37,783	(1,968)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(16,014)	—	—	(16,014)	—
Consolidated real estate fund	26	—	—	—	26

PGRE’s share of NOI for the three months ended March 31, 2018	$100,580	$71,149	$9,604	$21,769	$(1,942)

PGRE’s share of NOI for the three months ended March 31, 2017	$98,362	$65,318	$14,863	$19,305	$(1,124)

NOI (1)	$116,568	$71,149	$9,604	$37,783	$(1,968)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share of unconsolidated joint ventures)	(13,197)	(9,508)	158	(3,908)	61
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(4,257)	557	(547)	(4,267)	—

Cash NOI (1)	99,114	62,198	9,215	29,608	(1,907)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,193)	—	—	(13,193)	—
Consolidated real estate fund	26	—	—	—	26

PGRE’s share of Cash NOI for the three months ended March 31, 2018	$85,947	$62,198	$9,215	$16,415	$(1,881)

PGRE’s share of Cash NOI for the three months ended March 31, 2017	$79,117	$53,490	$13,253	$13,437	$(1,063)

(1)	See page 35 for our definition of this measure.

SAME STORE RESULTS
(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended March 31, 2018
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended March 31, 2018	$85,947	$62,198	$9,215	$16,415	$(1,881)
Acquisitions (2)	(1,964)	(215)	—	(1,749)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(190)	(190)	—	—	—
Other, net	—	—	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended March 31, 2018	$83,793	$61,793	$9,215	$14,666	$(1,881)

	Three Months Ended March 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of Cash NOI for the three months ended March 31, 2017	$79,117	$53,490	$13,253	$13,437	$(1,063)
Acquisitions	—	—	—	—	—
Dispositions (3)	(6,300)	—	(6,300)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(66)	(66)	—	—	—
Other, net	—	—	—	—	—

PGRE’s share of Same Store Cash NOI (1) for the three months ended March 31, 2017	$72,751	$53,424	$6,953	$13,437	$(1,063)

Increase (decrease) in PGRE’s share of Same Store Cash NOI	$11,042	$8,369	$2,262	$1,229	$(818)

% Increase	15.2%	15.7%	32.5%	9.1%

(1)	See page 35 for our definition of this measure.
(2)	Represents our share of Cash NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of Cash NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

SAME STORE RESULTS
(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended March 31, 2018
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended March 31, 2018	$100,580	$71,149	$9,604	$21,769	$(1,942)
Acquisitions (2)	(2,306)	(173)	—	(2,133)	—
Dispositions	—	—	—	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(190)	(190)	—	—	—
Other, net	—	—	—	—	—

PGRE’s share of Same Store NOI (1) for the three months ended March 31, 2018	$98,084	$70,786	$9,604	$19,636	$(1,942)

	Three Months Ended March 31, 2017
	Total	New York	Washington, D.C.	San Francisco	Other

PGRE’s share of NOI for the three months ended March 31, 2017	$98,362	$65,318	$14,863	$19,305	$(1,124)
Acquisitions	—	—	—	—	—
Dispositions (3)	(6,300)	—	(6,300)	—	—
Lease termination income (including our share of unconsolidated joint ventures)	(66)	(66)	—	—	—
Other, net	—	—	—	—	—

PGRE’s share of Same Store NOI (1) for the three months ended March 31, 2017	$91,996	$65,252	$8,563	$19,305	$(1,124)

Increase (decrease) in PGRE’s share of Same Store NOI	$6,088	$5,534	$1,041	$331	$(818)

% Increase	6.6%	8.5%	12.2%	1.7%

(1)	See page 35 for our definition of this measure.
(2)	Represents our share of NOI attributable to acquired properties (60 Wall Street in New York and 50 Beale Street in San Francisco) for the months in which they were not owned by us in both reporting periods.
(3)	Represents our share of NOI attributable to sold properties (Waterview in Washington, D.C.) for the months in which they were not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS
(unaudited and in thousands)

	As of March 31, 2018					As of December 31, 2017
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street	PGRESS Equity Holdings L.P.	Residential Development Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%		49.0%	31.1%	24.4%	7.4%
ASSETS:
Real estate, net	$1,718,880	$1,240,009	$478,871	$—	$—	$1,726,800	$1,246,427	$480,373	$—	$—
Cash and cash equivalents	64,870	40,296	24,189	385	1,140	46,839	24,658	21,792	389	656
Restricted cash	5,541	5,541	—	—	—	8,163	8,163	—	—	—
Preferred equity investments, net	35,870	—	—	35,870	—	35,817	—	—	35,817	—
Investments in unconsolidated joint ventures	—	—	—	—	39,230	—	—	—	—	16,031
Accounts and other receivables, net	2,562	1,703	859	—	2	2,548	1,423	1,125	—	2
Deferred rent receivable	45,504	44,485	1,019	—	—	44,000	43,332	668	—	—
Deferred charges, net	9,192	7,956	1,236	—	—	8,123	7,508	615	—	—
Intangible assets, net	61,073	36,699	24,374	—	—	66,112	39,421	26,691	—	—
Other assets	378	340	38	—	15,686	908	747	161	—	10

Total Assets	$1,943,870	$1,377,029	$530,586	$36,255	$56,058	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

LIABILITIES:
Notes and mortgages payable, net	$1,196,867	$968,867	$228,000	$—	$—	$1,196,607	$968,607	$228,000	$—	$—
Accounts payable and accrued expenses	30,364	22,241	8,071	52	57	21,134	14,876	6,205	53	62
Intangible liabilities, net	42,519	33,984	8,535	—	—	46,365	36,793	9,572	—	—
Other liabilities	155	148	7	—	—	156	149	7	—	—

Total Liabilities	1,269,905	1,025,240	244,613	52	57	1,264,262	1,020,425	243,784	53	62

EQUITY:
Paramount Group, Inc. equity	269,828	172,444	88,160	9,224	4,545	270,051	172,182	88,695	9,174	2,088
Noncontrolling interests	404,137	179,345	197,813	26,979	51,456	404,997	179,072	198,946	26,979	14,549

Total Equity	673,965	351,789	285,973	36,203	56,001	675,048	351,254	287,641	36,153	16,637

Total Liabilities and Equity	$1,943,870	$1,377,029	$530,586	$36,255	$56,058	$1,939,310	$1,371,679	$531,425	$36,206	$16,699

CONSOLIDATED JOINT VENTURES AND FUND - OPERATING RESULTS
(unaudited and in thousands)

	Three Months Ended March 31, 2018					Three Months Ended March 31, 2017
	Consolidated Joint Ventures				Consolidated Fund	Consolidated Joint Ventures			Consolidated Fund
	Total Consolidated Joint Ventures	One Market Plaza	50 Beale Street (1)	PGRESS Equity Holdings L.P.	Residential Development Fund	Total Consolidated Joint Ventures	One Market Plaza	PGRESS Equity Holdings L.P.	Residential Development Fund
Total revenues	$40,845	$31,930	$8,915	$—	$2	$31,119	$31,119	$—	$868
Total operating expenses	10,572	7,522	3,050	—	1	7,278	7,278	—	414

Net operating income	30,273	24,408	5,865	—	1	23,841	23,841	—	454
Depreciation and amortization	(16,206)	(11,249)	(4,957)	—	—	(11,573)	(11,573)	—	(259)
Interest and other income, net	1,058	92	67	899	509	1,438	25	1,413	—
Interest and debt expense	(12,167)	(10,086)	(2,081)	—	—	(13,478)	(13,478)	—	—
Income from unconsolidated joint venture	—	—	—	—	(2)	—	—	—	—
Unrealized gain on interest rate swaps	—	—	—	—	—	1,802	1,802	—	—

Net income (loss) before income taxes	2,958	3,165	(1,106)	899	508	2,030	617	1,413	195
Income tax expense	(3)	(3)	—	—	(2)	(2)	(2)	—	(2)

Net income (loss)	$2,955	$3,162	$(1,106)	$899	$506	$2,028	$615	$1,413	$193

PGRE’s share Ownership	Total	49.0%	31.1%	24.4%	7.4%	Total	49.0%	24.4%	12.9%
Net income (loss)	$1,408	$1,549	$(360)	$219	$50	$605	$261	$344	$24
Add: Management fee income	492	167	325	—	26	132	132	—	257

PGRE’s share of net income (loss)	1,900	1,716	(35)	219	76	737	393	344	281
Add: Real estate depreciation and amortization	7,054	5,512	1,542	—	—	5,669	5,669	—	31

FFO (2)	8,954	7,228	1,507	219	76	6,406	6,062	344	312
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,330	1,330	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(883)	(883)	—	—

Core FFO (2)	$8,954	$7,228	$1,507	$219	$76	$6,853	$6,509	$344	$312

Noncontrolling Interests’ share Ownership	Total	51.0%	68.9%	75.6%	92.6%	Total	51.0%	75.6%	87.1%
Net income (loss)	$1,547	$1,613	$(746)	$680	$456	$1,423	$354	$1,069	$169
Less: Management fee expense	(492)	(167)	(325)	—	(26)	(132)	(132)	—	(257)

Net income (loss) attributable to noncontrolling interests	1,055	1,446	(1,071)	680	430	1,291	222	1,069	(88)
Add: Real estate depreciation and amortization	9,152	5,737	3,415	—	—	5,904	5,904	—	228

FFO (2)	10,207	7,183	2,344	680	430	7,195	6,126	1,069	140
Add: Loss on early extinguishment of debt	—	—	—	—	—	1,385	1,385	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	—	(919)	(919)	—	—

Core FFO (2)	$10,207	$7,183	$2,344	$680	$430	$7,661	$6,592	$1,069	$140

(1)	Acquired on July 17, 2017.
(2)	See page 35 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of March 31, 2018				As of December 31, 2017
	Total	712 Fifth Avenue	60 Wall Street	Other (1)	Total	712 Fifth Avenue	60 Wall Street	Other (1)
PGRE Ownership		50.0%	5.0%	Various		50.0%	5.0%	Various
ASSETS:
Real estate, net	$1,189,801	$199,948	$868,050	$121,803	$1,196,116	$202,040	$873,142	$120,934
Cash and cash equivalents	54,418	34,254	18,511	1,653	52,132	31,511	18,642	1,979
Restricted cash	4,007	3,805	—	202	4,726	4,726	—	—
Accounts and other receivables, net	303	280	—	23	296	296	—	—
Deferred rent receivable	15,246	13,375	1,871	—	15,446	13,456	1,990	—
Deferred charges, net	7,448	7,448	—	—	7,848	7,848	—	—
Intangible assets, net	119,231	—	119,231	—	126,422	—	126,422	—
Other assets	9,900	3,827	5,404	669	1,148	197	105	846

Total Assets	$1,400,354	$262,937	$1,013,067	$124,350	$1,404,134	$260,074	$1,020,301	$123,759

LIABILITIES:
Notes and mortgages payable, net	$887,419	$296,235	$568,233	$22,951	$886,902	$296,132	$567,799	$22,971
Accounts payable and accrued expenses	19,188	4,812	12,695	1,681	12,560	4,435	7,382	743
Other liabilities	1,380	174	836	370	1,636	180	850	606

Total Liabilities	907,987	301,221	581,764	25,002	901,098	300,747	576,031	24,320

EQUITY:
Total Equity	492,367	(38,284)	431,303	99,348	503,036	(40,673)	444,270	99,439

Total Liabilities and Equity	$1,400,354	$262,937	$1,013,067	$124,350	$1,404,134	$260,074	$1,020,301	$123,759

(1)	Represents Oder-Center, Germany and 75 Howard.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Three Months Ended March 31, 2018				Three Months Ended March 31, 2017
	Total	712 Fifth Avenue	60 Wall Street (1)	Other (2)	Total	712 Fifth Avenue	60 Wall Street (1)	Oder-Center, Germany
Total revenues	$35,971	$14,132	$20,443	$1,396	$30,615	$14,379	$15,224	$1,012
Total operating expenses	13,527	6,184	6,740	603	10,962	5,966	4,725	271

Net operating income	22,444	7,948	13,703	793	19,653	8,413	10,499	741
Depreciation and amortization expense	(12,161)	(3,026)	(9,033)	(102)	(9,811)	(2,920)	(6,799)	(92)
Interest and other income, net	170	113	56	1	30	24	6	—
Interest and debt expense	(9,179)	(2,645)	(6,270)	(264)	(6,893)	(2,825)	(3,815)	(253)
Unrealized gain on interest rate swaps	—	—	—	—	1,168	1,168	—	—

Net income (loss) before income taxes	1,274	2,390	(1,544)	428	4,147	3,860	(109)	396
Income tax expense	(10)	—	—	(10)	(2)	—	—	(2)

Net income (loss)	$1,264	$2,390	$(1,544)	$418	$4,145	$3,860	$(109)	$394

PGRE’s share Ownership	Total	50.0%	5.0%	Various	Total	50.0%	5.0%	9.5%
Net income (loss)	$1,161	$1,195	$(73)	$39	$1,962	$1,930	$(5)	$37
Less: Step-up basis adjustment	(28)	—	—	(28)	(25)	—	—	(25)
Less: Earnings in excess of distributions	(1,195)	(1,195)	—	—	—	—	—	—

PGRE’s share of net (loss) income	(62)	—	(73)	11	1,937	1,930	(5)	12
Less: Noncontrolling interests	—	—	—	—	—	—	—	—
Add: Real estate depreciation and amortization	2,004	1,513	453	38	1,848	1,460	354	34

FFO (3)	1,942	1,513	380	49	3,785	3,390	349	46
Add: Earnings in excess of distributions	1,195	1,195	—	—	—	—	—	—
Less: Unrealized gain on interest rate swaps	—	—	—	—	(584)	(584)	—	—

Core FFO (3)	$3,137	$2,708	$380	$49	$3,201	$2,806	$349	$46

Joint Venture Partners’ share Ownership	Total	50.0%	95.0%	Various	Total	50.0%	95.0%	90.5%
Net income (loss)	$103	$1,195	$(1,471)	$379	$2,183	$1,930	$(104)	$357
Add: Real estate depreciation and amortization	10,185	1,513	8,580	92	7,988	1,460	6,445	83

FFO (3)	10,288	2,708	7,109	471	10,171	3,390	6,341	440
Less: Unrealized gain on interest rate swaps	—	—	—	—	(584)	(584)	—	—

Core FFO (3)	$10,288	$2,708	$7,109	$471	$9,587	$2,806	$6,341	$440

(1)	Acquired on January 24, 2017.
(2)	Represents Oder-Center, Germany and 75 Howard.
(3)	See page 35 for our definition of this measure.

UNCONSOLIDATED FUNDS SUMMARY
(unaudited and in thousands)

Debt Fund:

The following is a summary of our Debt Fund and our ownership interests in the underlying investments, as of March 31, 2018.

		PGRE Ownership	Fixed / Variable rate	Interest Rate			Face Amount		Fair Value
Investments	Investment Type					Maturity	Total	Our Share	Total	Our Share
26 Broadway	Mezzanine Loan	1.3%	Fixed	8.25%		Jan-2022	$50,000	$645	$50,299	$649
700 Eighth Avenue	Mortgage and Mezzanine Loans	1.3%	Variable (LIBOR plus 600 bps)	7.69%		Jan-2019	74,000	955	74,510	962
1285 Avenue of the Americas	Mezzanine Loan	1.3%	Fixed	6.75%		Jun-2023	55,000	710	55,429	715
Other	Mortgage and Mezzanine Loans/Preferred Equity	1.3%	Various	5.50 9.61	% - %	Oct-2018 to Dec-2027	190,444	2,459	190,077	2,452

							$369,444	$4,769	$370,315	$4,778

	Total	Our Share
Committed capital	$775,200	$10,000
Called and/or invested	(369,950)	(4,772)

Available to be invested	$405,250	$5,228

CAPITAL STRUCTURE
(unaudited and in thousands, except share, unit and per share amounts)

			As of March 31, 2018
Debt:
Consolidated debt:
Notes and mortgages payable (1)			$3,599,800
$1.0 billion Revolving Credit Facility (2)			—

			3,599,800
Less:
Noncontrolling interest’s share of consolidated debt (One Market Plaza and 50 Beale Street)			(654,342)
Add:
PGRE’s share of unconsolidated joint venture debt (712 Fifth Avenue, 60 Wall Street, and Oder-Center, Germany)			180,988

PGRE’s share of total debt (3)			3,126,446

	Shares / Units Outstanding	Share Price as of March 31, 2018
Equity:
Common stock	240,505,886	$14.24	3,424,804
Operating Partnership units	25,307,251	14.24	360,375

Total equity	265,813,137	14.24	3,785,179

Total Market Capitalization			$6,911,625

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	On January 10, 2018, we amended and extended our revolving credit facility. The maturity date of our revolving credit facility was extended from November 2018 to January 2022, with two six-month extension options, and the capacity was increased to $1.0 billion from $800 million.
(3)	See page 35 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,046,800	3.53%	$1,000,000	3.54%	$46,800	3.42%
1301 Avenue of the Americas	850,000	3.23%	500,000	3.05%	350,000	3.49%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	—	—
One Market Plaza	975,000	4.03%	975,000	4.03%	—	—
50 Beale Street	228,000	3.65%	228,000	3.65%	—	—
Revolving Credit Facility (1)	—	—	—	—	—	—

Total consolidated debt	3,599,800	3.64%	3,203,000	3.66%	396,800	3.48%

Noncontrolling interest’s share	(654,342)	3.94%	(654,342)	3.94%	—	—

PGRE’s share of consolidated debt (2)	$2,945,458	3.57%	$2,548,658	3.59%	$396,800	3.48%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$—	—
60 Wall Street	575,000	4.23%	—	—	575,000	4.23%
Oder-Center, Germany	22,951	4.62%	22,951	4.62%	—	—

Total unconsolidated debt	897,951	3.96%	322,951	3.48%	575,000	4.23%

Joint venture partners’ share	(716,963)	4.06%	(170,771)	3.54%	(546,192)	4.23%

PGRE’s share of unconsolidated debt (2)	$180,988	3.54%	$152,180	3.41%	$28,808	4.23%

PGRE’s share of Total Debt (2)	$3,126,446	3.57%	$2,700,838	3.58%	$425,608	3.53%

Revolving Credit Facility Covenants: (3)	Required	Actual
Total Debt / Total Assets	Less than 60%	39.2%
Secured Debt / Total Assets	Less than 50%	39.1%
Fixed Charge Coverage	Greater than 1.5x	3.7x
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%
Unencumbered Interest Coverage	Greater than 1.75x	43.4x

Debt Composition:	Amount	%
Fixed rate debt:
PGRE’s consolidated fixed rate debt	$2,548,658
PGRE’s unconsolidated fixed rate debt	152,180

Total fixed rate debt	2,700,838	86.4%

Variable rate debt:
PGRE’s consolidated variable rate debt	396,800
PGRE’s unconsolidated variable rate debt	28,808

Total variable rate debt	425,608	13.6%

PGRE’s share of Total Debt (2)	$3,126,446	100.0%

(1)	On January 10, 2018, we amended and extended our revolving credit facility.
(2)	See page 35 for our definition of this measure.
(3)	This section presents ratios as of March 31, 2018 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2018	2019	2020	2021	2022	Thereafter	Total
1301 Avenue of the Americas	$—	$—	$—	$850,000	$—	$—	$850,000
50 Beale Street	—	—	—	228,000	—	—	228,000
1633 Broadway	—	—	—	—	1,046,800		1,046,800
One Market Plaza	—	—	—	—	—	975,000	975,000
31 West 52nd Street	—	—	—	—	—	500,000	500,000
Revolving Credit Facility	—	—	—	—	—	—	—

Total consolidated debt	—	—	—	1,078,000	1,046,800	1,475,000	3,599,800
Noncontrolling interest’s share	—	—	—	(157,092)	—	(497,250)	(654,342)

PGRE’s share of consolidated debt (1)	$—	$—	$—	$920,908	$1,046,800	$977,750	$2,945,458

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$—	$—	$—	$300,000	$300,000
60 Wall Street	—	—	—	—	575,000	—	575,000
Oder-Center, Germany	—	—	—	—	22,951	—	22,951

Total unconsolidated debt	—	—	—	—	597,951	300,000	897,951
Joint venture partners’ share	—	—	—	—	(566,963)	(150,000)	(716,963)

PGRE’s share of unconsolidated debt (1)	$—	$—	$—	$—	$30,988	$150,000	$180,988

PGRE’s share of total debt (1)	$—	$—	$—	$920,908	$1,077,788	$1,127,750	$3,126,446

Weighted average rate	—	—	—	3.26%	3.55%	3.84%	3.57%

% of debt maturing	—	—	—	29.5%	34.4%	36.1%	100.0%

(1)	See page 35 for our definition of this measure.

PORTFOLIO SUMMARY
(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)
As of March 31, 2018
New York:
1633 Broadway	West Side	100.0%	2,518,597	95.4%	91.2%	$163,677	$73.00
1301 Avenue of the Americas	Sixth Avenue /Rock Center	100.0%	1,781,571	97.9%	97.0%	131,862	77.05
1325 Avenue of the Americas	Sixth Avenue /Rock Center	100.0%	808,998	80.9%	80.9%	43,394	66.87
31 West 52nd Street	Sixth Avenue /Rock Center	100.0%	763,140	81.5%	77.9%	52,333	85.04
900 Third Avenue	East Side	100.0%	598,903	94.7%	94.7%	41,241	73.20
712 Fifth Avenue	Madison /Fifth Avenue	50.0%	543,386	93.9%	92.1%	53,296	107.00
60 Wall Street	Downtown	5.0%	1,625,483	100.0%	100.0%	73,600	45.28

Subtotal / Weighted average			8,640,078	94.1%	92.2%	559,403	70.67

PGRE’s share			6,824,339	92.7%	90.4%	462,842	75.77

Washington, D.C.:
425 Eye Street	East End	100.0%	372,552	98.7%	98.7%	16,846	46.01
2099 Pennsylvania Avenue	CBD	100.0%	208,776	90.6%	90.6%	14,616	77.49
1899 Pennsylvania Avenue	CBD	100.0%	190,955	100.0%	100.0%	15,676	82.22
Liberty Place	East End	100.0%	174,090	94.9%	93.5%	13,984	85.90

Subtotal / Weighted average			946,373	96.5%	96.2%	61,122	67.21

PGRE’s share			946,373	96.5%	96.2%	61,122	67.21

San Francisco:
One Market Plaza	South Financial District	49.0%	1,583,136	97.9%	96.3%	114,201	74.15
One Front Street	North Financial District	100.0%	646,759	99.5%	89.5%	38,346	65.92
50 Beale Street	South Financial District	31.1%	660,769	91.4%	82.6%	31,919	58.84

Subtotal / Weighted average			2,890,664	96.7%	91.7%	184,466	69.24

PGRE’s share			1,627,995	97.7%	91.9%	104,231	69.25

Total / Weighted average			12,477,115	94.9%	92.4%	$804,991	$70.06

PGRE’s share			9,398,707	94.0%	91.3%	$628,195	$73.69

(1)	See page 35 for our definition of this measure.
(2)	Represents office and retail space only.

SAME STORE LEASED OCCUPANCY
(unaudited)

		As of March 31, 2018		As of December 31, 2017		Change in Same Store Leased %
Property	Paramount Ownership	Leased % (1)	Same Store Leased % (1)	Leased % (1)	Same Store Leased % (1)
New York:
1633 Broadway	100.0%	95.4%	95.4%	95.4%	95.4%	—%
1301 Avenue of the Americas	100.0%	97.9%	97.9%	97.9%	97.9%	—%
1325 Avenue of the Americas	100.0%	80.9%	80.9%	80.9%	80.9%	—%
31 West 52nd Street	100.0%	81.5%	81.5%	78.0%	78.0%	3.5%
900 Third Avenue	100.0%	94.7%	94.7%	94.7%	94.7%	—%
712 Fifth Avenue	50.0%	93.9%	93.9%	95.1%	95.1%	(1.2%)
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	—%

Weighted average		94.1%	94.1%	93.8%	93.8%	0.3%

PGRE’s share		92.7%	92.7%	92.4%	92.4%	0.3%

Washington, D.C.:
425 Eye Street	100.0%	98.7%	98.7%	98.7%	98.7%	—%
2099 Pennsylvania Avenue	100.0%	90.6%	90.6%	88.9%	88.9%	1.7%
1899 Pennsylvania Avenue	100.0%	100.0%	100.0%	100.0%	100.0%	—%
Liberty Place	100.0%	94.9%	94.9%	94.9%	94.9%	—%

Weighted average		96.5%	96.5%	96.1%	96.1%	0.4%

PGRE’s share		96.5%	96.5%	96.1%	96.1%	0.4%

San Francisco:
One Market Plaza	49.0%	97.9%	97.9%	97.7%	97.7%	0.2%
One Front Street	100.0%	99.5%	99.5%	99.3%	99.3%	0.2%
50 Beale Street	31.1%	91.4%	91.4%	82.6%	82.6%	8.8%

Weighted average		96.7%	96.7%	94.6%	94.6%	2.1%

PGRE’s share		97.7%	97.7%	96.4%	96.4%	1.3%

Weighted average		94.9%	94.9%	94.2%	94.2%	0.7%

PGRE’s share		94.0%	94.0%	93.5%	93.5%	0.5%

(1)	See page 35 for our definition of this measure.

TOP TENANTS AND INDUSTRY DIVERSIFICATION
(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE’s Share of
Top 10 Tenants:	Property	Lease Expiration		Total Square Feet Occupied		Total Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
									Amount	Per Square Foot
As of March 31, 2018
Barclays Capital, Inc.	1301 Avenue of the Americas & 2099 Pennsylvania Avenue	Dec-2020	(2)	500,790	(2)	500,790	(2)	5.3%	$32,407	$64.71	5.2%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.4%	28,177	87.80	4.5%
Credit Agricole Corporate & Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.3%	26,740	85.52	4.3%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.5%	26,218	79.69	4.2%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(3)	320,325	(3)	320,325	(3)	3.4%	25,323	79.05	4.0%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.8%	19,108	73.26	3.0%
WMG Acquisition Corp. (Warner Music Group)	1633 Broadway	Jul-2029		293,888		293,888		3.1%	16,939	57.64	2.7%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		238,880		238,880		2.5%	14,394	60.26	2.3%
Kasowitz Benson Torres & Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.2%	14,338	70.49	2.3%
U.S. General Services Administration	425 Eye Street	Jun-2021	(4)	310,450	(4)	310,450	(4)	3.3%	14,332	46.17	2.3%

	PGRE’s Share of
Industry Diversification:	Square Feet Occupied	% of Occupied Square Feet	Annualized Rent (1)	% of Annualized Rent
As of March 31, 2018
Legal Services	1,898,367	22.3%	$146,656	23.3%
Financial Services - Commercial and Investment Banking	1,759,525	20.7%	128,149	20.4%
Technology and Media	1,484,239	17.4%	98,810	15.7%
Financial Services, all others	931,297	10.9%	79,127	12.6%
Insurance	554,680	6.5%	44,049	7.0%
Retail	276,511	3.3%	22,060	3.5%
Government	345,278	4.1%	16,872	2.7%
Real Estate	228,000	2.7%	15,701	2.5%
Consumer Products	192,620	2.3%	14,795	2.4%
Other	836,474	9.8%	61,976	9.9%

(1)	See page 35 for our definition of this measure.
(2)	3,372 square feet leased at 2099 Pennsylvania Avenue expires on June 30, 2023.
(3)	116,462 of the square feet leased expires on March 31, 2032.
(4)	14,312 of the square feet leased expires on August 7, 2022.

LEASING ACTIVITY
(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Three Months Ended March 31, 2018
Total square feet leased	285,167	145,340	3,262	136,565
PGRE’s share of total square feet leased:	216,848	142,077	3,262	71,509
Initial rent (1)	$86.32	$89.68	$58.50	$80.90
Weighted average lease term (in years)	8.3	9.5	3.4	6.1
Tenant improvements and leasing commissions:
Per square foot	$65.23	$67.55	$11.07	$63.09
Per square foot per annum	$7.88	$7.14	$3.24	$10.28
Percentage of initial rent	9.1%	8.0%	5.5%	12.7%
Rent concessions:
Average free rent period (in months)	5.1	6.7	1.0	1.9
Average free rent period per annum (in months)	0.6	0.7	0.3	0.3
Second generation space: (1)
Square feet	161,215	107,798	—	53,417
GAAP basis:
Straight-line rent	$85.76	$86.45	$—	$84.36
Prior straight-line rent	$75.93	$81.24	$—	$65.22
Percentage increase	12.9%	6.4%	—	29.3%
Cash basis
Initial rent (1)	$88.36	$90.75	$—	$83.55
Prior escalated rent	$75.01	$82.01	$—	$60.89
Percentage increase	17.8%	10.7%	—	37.2%

(1)	See page 35 for our definition of this measure.

LEASE EXPIRATIONS - TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE’s Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	9,080	6,304	$346	$58.44	0.1%

2Q 2018	38,244	20,058	1,847	102.45	0.3%
3Q 2018	28,259	25,082	1,886	81.51	0.3%
4Q 2018	58,072	48,223	4,670	96.84	0.7%

Total 2018	124,575	93,363	8,403	94.08	1.3%
1Q 2019	195,117	176,229	13,752	77.92	2.1%
Remaining 2019	414,476	339,250	26,246	77.88	4.1%

Total 2019	609,593	515,479	39,998	77.90	6.2%

2020	701,796	427,569	30,566	70.48	4.7%
2021	1,629,138	1,411,830	89,925	64.53	13.9%
2022	2,392,602	570,911	41,312	76.16	6.4%
2023	760,456	696,822	54,540	81.43	8.4%
2024	751,240	694,225	53,638	77.46	8.3%
2025	1,006,548	688,820	51,147	74.31	7.9%
2026	753,857	667,240	49,178	70.61	7.6%
2027	125,471	117,455	9,529	81.15	1.5%
Thereafter	2,927,261	2,901,512	220,529	75.60	33.7%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - NEW YORK
(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of
			Amount	Per Square Foot (3)	Annualized Rent
Month to Month	1,322	1,322	$140	$—	0.0%

2Q 2018	35,320	19,053	1,777	104.48	0.4%
3Q 2018	2,680	1,340	163	101.82	0.0%
4Q 2018	48,886	39,037	4,259	109.11	0.8%

Total 2018	86,886	59,430	6,199	107.61	1.2%
1Q 2019	110,040	101,866	8,914	87.30	1.9%
Remaining 2019	222,606	213,604	17,608	84.69	3.7%

Total 2019	332,646	315,470	26,522	85.56	5.6%
2020	283,899	244,740	18,420	75.27	3.9%
2021	958,624	910,899	62,732	71.00	13.2%
2022	1,786,888	231,932	14,396	66.98	3.0%
2023	543,278	514,325	39,503	80.92	8.3%
2024	573,139	552,063	42,888	77.90	9.0%
2025	132,220	99,418	8,633	86.83	1.8%
2026	581,223	566,078	41,951	70.47	8.8%
2027	85,378	85,378	7,079	82.91	1.5%
Thereafter	2,741,997	2,728,625	208,392	75.92	43.7%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - WASHINGTON, D.C.
(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of
			Amount	Per Square Foot (3)	Annualized Rent
Month to Month	—	—	$—	$—	—

2Q 2018	—	—	—	—	—
3Q 2018	—	—	—	—	—
4Q 2018	—	—	—	—	—

Total 2018	—	—	—	—	—
1Q 2019	34,475	34,475	2,665	77.31	4.4%
Remaining 2019	7,606	7,606	924	88.57	1.5%

Total 2019	42,081	42,081	3,589	79.31	5.9%
2020	33,136	33,136	2,634	79.49	4.3%
2021	317,416	317,416	15,656	47.78	25.7%
2022	38,919	38,919	2,531	65.03	4.2%
2023	149,178	149,178	12,505	84.45	20.5%
2024	78,811	78,811	6,287	79.91	10.3%
2025	56,565	56,565	4,687	82.85	7.7%
2026	32,011	32,011	2,261	70.65	3.7%
2027	24,373	24,373	1,941	79.62	3.2%
Thereafter	123,873	123,873	8,873	71.63	14.5%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS - SAN FRANCISCO
(unaudited and in thousands, except square feet and per square foot amounts)

	Total Square Feet of Expiring Leases	PGRE’s Share of
Year of Lease Expiration (2)		Square Feet of Expiring Leases	Annualized Rent (1)		% of Annualized Rent
			Amount	Per Square Foot (3)
Month to Month	7,758	4,982	$206	$58.44	0.2%

2Q 2018	2,924	1,005	70	69.65	0.1%
3Q 2018	25,579	23,742	1,723	80.20	1.5%
4Q 2018	9,186	9,186	411	44.70	0.4%

Total 2018	37,689	33,933	2,204	69.31	2.0%
1Q 2019	50,602	39,888	2,173	54.49	2.0%
Remaining 2019	184,264	118,040	7,714	65.37	6.9%

Total 2019	234,866	157,928	9,887	62.61	8.9%
2020	384,761	149,693	9,512	60.53	8.5%
2021	353,098	183,515	11,537	62.86	10.4%
2022	566,795	300,060	24,385	81.34	21.9%
2023	68,000	33,319	2,532	75.25	2.3%
2024	99,290	63,351	4,463	70.58	4.0%
2025	817,763	532,837	37,827	71.06	34.0%
2026	140,623	69,151	4,966	71.75	4.5%
2027	15,720	7,704	509	66.36	0.5%
Thereafter	61,391	49,014	3,264	67.27	2.8%

(1)	See page 35 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES
(unaudited and in thousands)

	Three Months Ended March 31, 2018
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$3,702	$2,903	$235	$463	$101
Second generation tenant improvements	13,499	12,610	34	855	—
Second generation leasing commissions	1,484	583	142	759	—
First generation leasing costs and other capital expenditures	4,654	111	2,059	2,484	—

Total Capital Expenditures	$23,339	$16,207	$2,470	$4,561	$101

Redevelopment Expenditures (1)
31 West 52nd Street (Lobby Renovation)	$2,964	$2,964	$—	$—	$—
One Market Plaza (Elevator Modernization)	754	—	—	754	—
Other	587	587	—	—	—

Total Redevelopment Expenditures	$4,305	$3,551	$—	$754	$—

	Three Months Ended March 31, 2017
	Total	New York	Washington, D.C	San Francisco	Other
Capital expenditures: (1)
Expenditures to maintain assets	$5,555	$3,297	$466	$1,705	$87
Second generation tenant improvements	3,957	2,487	—	1,470	—
Second generation leasing commissions	3,451	3,213	—	238	—
First generation leasing costs and other capital expenditures	5,566	2,816	1,226	1,524	—

Total Capital Expenditures	$18,529	$11,813	$1,692	$4,937	$87

Redevelopment Expenditures (1)
Residential Development Fund	$1,437	$—	$—	$—	$1,437
Other	452	375	—	77	—

Total Redevelopment Expenditures	$1,889	$375	$—	$77	$1,437

(1)	See page 35 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gain on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, net, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of property-related revenue (which includes rental income, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, bad debt expense and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-lining of rental revenue and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.